SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer or Identification No.)

6363 Main Street, Williamsville, New York 14221 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 857-7000

ITEM 9.      REGULATION FD DISCLOSURE

        This Current Report on Form 8-K and the press release incorporated by reference herein are furnished by National Fuel Gas Company (the “Company”) pursuant to Item 9 of Form 8-K.

        On March 31, 2004, the Company issued a press release regarding (i) the retirement of Joseph P. Pawlowski, its Treasurer, Principal financial Officer and Principal Accounting Officer, (ii) the appointment of Ronald J. Tanski as Treasurer and Principal Financial Officer, and (iii) the appointment of Karen M. Camiolo as Controller and Principal Accounting Officer. A copy of this press release is hereby incorporated by reference into this Item 9 and furnished as part of this Current Report as Exhibit 99.

        Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY By: /s/ James R. Peterson —————————————— James R. Peterson Assistant Secretary

EXHIBIT INDEX
Exhibit Number	Description
99	Press Release issued March 31, 2004 regarding retirement of Treasurer